Exhibit 13.2

Certification by the Chief Financial Officer
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the annual report of Jumei International Holding Limited (the "Company") on Form 20-F for the fiscal year ended December 31, 2018 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Leo Ou Chen, Acting Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)       The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)       The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

April 30, 2019

	By:		/s/ Leo Ou Chen
		Name:	Leo Ou Chen
		Title:	Acting Chief Financial Officer